POWER OF ATTORNEY

      The undersigned hereby constitute and appoint Margaret W. Chambers, Marie
E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelly, Kathleen
K. Morrisey, Stephanie Pierce, Elba Vasquez and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Municipal Bond Fund, Inc. (including the post-effective amendments and amendments thereto), and to file the same, with all exhibit thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph S. DiMartino                                           June 1, 1999
--------------------------
Joseph S. DiMartino

/s/ David W. Burke                                                June 1, 1999
--------------------------
David W. Burke

/s/ Hodding Carter, III                                           June 1, 1999
--------------------------
Hodding Carter, III

/s/ Ehud Houminer                                                 June 1, 1999
--------------------------
Ehud Houminer

/s/ Richard C. Leone                                              June 1, 1999
--------------------------
Richard C. Leone

/s/ Hans C. Mautner                                               June 1, 1999
--------------------------
Hans C. Mautner

/s/ Robin A. Pringle                                              June 1, 1999
--------------------------
Robin A. Pringle

/s/ John E. Zuccotti                                              June 1, 1999
--------------------------
John E. Zuccotti


                                POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Margaret W. Chambers, Marie
E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Insured Municipal Bond Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Marie E. Connolly                                       June 25, 1999
------------------------------------
Marie E. Connolly